ACCOUNTS RECEIVABLE AND OTHER (Tables)	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of accounts receivable and other
The components of accounts receivable and other are as follows:

(US$ Millions)	Dec. 31, 2022	Dec. 31, 2021
Derivative assets	$124	$33
Accounts receivable - net of expected credit loss of $63 million (December 31, 2021 - $112 million)	787	852
Restricted cash and deposits	342	331
Prepaid expenses	405	367
Inventory	176	574
Other current assets	342	119
Total accounts receivable and other	$2,176	$2,276